UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-05992

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                     180 Maiden Lane, New York, N.Y. 10038

                       Nomura Asset Management USA Inc.
                     180 Maiden Lane, New York, N.Y. 10038

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:   February 28, 2004

Date of reporting period:  August 31, 2003

ITEM 1.  REPORT TO SHAREHOLDERS
____________________________________________________________________________

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 1





                   JAPAN SMALLER CAPITALIZATION FUND, INC.




                                                              October 30, 2003

To Our Shareholders:

  We present the Semi-Annual Report of       stocks, increased by 30.7% and 45.7%,
Japan Smaller Capitalization Fund, Inc.      respectively, in U.S. dollar terms,
(the "Fund") for the six months ended        during the same period. The Japanese yen
August 31, 2003.                             (the "Yen") appreciated by 1.3% against
                                             the U.S. dollar during the six months.
  The Net Asset Value per share ("NAV")
of the Fund increased by 33.8% during        Performance
the six months. The closing market price
of the Fund on August 31, 2003, on the         The Fund outperformed the OTC Index by
New York Stock Exchange was $9.04,           3.1 percentage points during the six
representing a premium of 17.7% to the       months ended August 31, 2003. The
NAV of $7.68. The net assets of the Fund     overweight position in the Electronics
amounted to $121,718,414 on August 31,       and Machinery sectors and effective
2003.                                        stock selection in those sectors
                                             outweighed the negative effects of poor
  The TOPIX, consisting of all companies     performance of some consumption-related
listed on the Tokyo Stock Exchange (the      stocks. The Fund underperformed the
"TSE") First Section, increased by 24.0%     JASDAQ Index by 11.9 percentage points
and the Nikkei Average Index (a              during the same period. The
price-weighted index of 225 leading          underexposure to major internet-related
stocks on the TSE) increased by 25.3%,       issues with large market capitalization
in United States ("U.S.") dollar terms,      such as Yahoo Japan Corp. and Rakuten
during the six months ended August 31,       Inc., affected the relative performance.
2003. The Nikkei JASDAQ Average Index
(the "OTC Index"), a price-weighted            The NAV of the Fund increased by 23.7%
index of the quotations of the OTC           for the quarter ended August 31, 2003.
registered stocks, and the Index of the      During the same period, the TOPIX, the
Japan Securities Dealers Association         Nikkei Average Index, the OTC Index and
Quotation System (the "JASDAQ Index"), a     the JASDAQ Index each increased by
capitalization-weighted index of all OTC     22.4%,

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3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 2




25.7%, 21.2% and 27.0%, respectively, in     Japanese stocks, including the JASDAQ
U.S. dollar terms. The Yen appreciated       market, showed signs of a nascent
by 2.3% during the same period. The Fund     recovery following the announcement of a
outperformed the OTC Index by 2.5            public fund injection into the ailing
percentage points and underperformed the     banking group Resona Holdings Inc. A
JASDAQ Index by 3.3 percentage points.       turnaround in the U.S. stock market also
                                             helped to push Tokyo stock prices
The Portfolio                                higher. Although most Asian markets
                                             struggled early in the quarter amid
  The Fund's equity exposure decreased       fears about the economic implications of
from 99.1% at February 28, 2003 to 98.6%     the Severe Acute Respiratory Syndrome
at August 31, 2003. The Fund was             ("SARS") outbreak, this had little
diversified into 91 issues, of which 57      impact on the Japanese market.
issues were OTC stocks, 24 were other
smaller capitalization stocks and 10           The Fund believes that the government
were TSE First Section stocks,               rescue program for Resona Holdings Inc.,
comprising 55.1%, 31.2% and 12.3%,           which came after auditors expressed
respectively, of net assets on August        suspicions over the treatment of its
31, 2003.                                    deferred tax assets, was the trigger for
                                             the stock market turnaround. The program
Market Review                                has not only helped to ease much of the
                                             anxiety surrounding the Japanese banking
  The OTC Index maintained an upward trend   system, but has also raised investor
and achieved a substantial gain of 29.0%     confidence by indicating that existing
in local currency terms for the six          shareholders of major Japanese banks
months ended August 31, 2003.                might not be punished in the event of a
                                             government bailout. Although the
  In early March 2003, the OTC Index         re-capitalization caused some dilution
plunged partly because of the sharp          for existing shareholders, the action
decline of Yahoo Japan Corp.'s share         indicated that this effective
price following the announcement of the      nationalization would not wipe out
public offering of Yahoo Japan Corp.'s       shareholders' equity. Consequently, the
shares by the Softbank Group. However,       Fund believes that the bailout helped to
with the start of U.S. and allied            reassure equity investors over the
military operations in Iraq around           government's handling of the Japanese
mid-month, the OTC Index rebounded           banking system, leading to a strong
together with the main market.               recovery in the Japanese stock market,
                                             especially in the shares of the other
  The Japanese market enjoyed a strong       major financial holding companies.
rebound in the quarter ended June 30,
2003.                                          Supply pressure, particularly for
                                             large capitalization or blue chip
                                             stocks, appeared

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 3




to continue in the form of equity              Meanwhile, positive macroeconomic
disposals by financial institutions and      numbers from the U.S., such as housing
the return of the substitute portion of      starts for July coupled with the Federal
corporate pension funds that companies       Reserve's reaffirmation of its low
manage on behalf of the government.          interest rate policy have helped to lift
However, a surge in demand from overseas     the U.S. stock markets and have helped
investors offset the selling pressure        to underpin the rally in Japan as well.
and later became the chief driving force     Earnings revisions from global
behind the strong rally in May and June.     semiconductor operations, such as Intel
                                             Corp., have also helped to promote a
  Japanese equities, including the           more positive outlook for the
JASDAQ markets, extended rally into          high-technology industry, which has in
July. Some of the domestic macroeconomic     turn helped to support Japan's
indicators released in July were             Technology sector.
positive. Factors related to capital
expenditure, such as the Bank of Japan's     Outlook and Strategy
June Tankan survey and May machinery
orders, provided a catalyst for the            The Fund remains cautiously optimistic
equity price gains. Improved prospects       about the prospects for the Japanese
for technology-related capital               stock market. Due to the strong stock
investment in the U.S. also helped the       price gains in July and August,
market.                                      valuations of economically sensitive
                                             sectors, which include Machinery,
  The upward momentum of the Japanese        Electronics, and Commodities, have
stock market continued in August. Some       become somewhat less attractive.
encouraging domestic macroeconomic           However, it is likely that both macro
indicators, a more positive outlook for      economic and micro economic data over
the U.S. economy, and continued interest     the coming months will continue to
from foreign investors helped to push        indicate an ongoing recovery in the
the market higher.                           Japanese and U.S. economies. As long as
                                             this trend continues the Fund does not
  Domestic macroeconomic indicators          expect to reach a significant inflection
brought a number of positive surprises.      point in the market for the time being.
Market gains in mid-August were fueled
by a surprisingly strong Gross Domestic        Economic developments remain
Product ("GDP") figure of +0.6%              supportive in both Japan and the U.S.,
quarter-over-quarter ("q-o-q") for the       while Asia is also steadily becoming
quarter ended June 30, 2003 and a solid      another valuable source of demand.
+2.4% month-over-month ("m-o-m") gain in     Japan's GDP figures for the first and
machinery orders for June. The Japanese      second quarters of 2003 were stronger
government also revised upward its           than the consensus estimates, with
economic growth assessment for this          better than expected results from
year. Positive industrial production         private consumption and industrial
data released at the month-end provided      production. Now that capital expenditure
a further late boost to the Japanese         is finally starting to bottom out,
stock market.
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3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 4




an eventual recovery should offer some       will remain overweighted, although the
support to the local economy going           extent of the overweight position may be
forward.                                     adjusted depending on share price
                                             movements and valuations.
  Corporate earnings in Japan have been
on a growth trend over the past 18             As the broad market rose substantially
months and the Fund expects another set      and some stocks are now trading at
of promising results when the fiscal         higher valuations, the Fund will focus
first half announcements are made in         on those that have lagged behind. The
early October. The absence of turbulence     Fund aims to add value through shifting
in the interim results is supported by       the position from relatively overvalued
the most recent revision index figures       to relatively undervalued stocks.
for the Nomura 400 (consists of 400
stocks with market representation out of       We appreciate your continuing support
all the stocks of a Japanese stock           of your Fund.
market) which suggest that more
companies, especially in the Machinery,                             Sincerely,
Commodity, and Electronics sectors will
be revising their earnings projections
upward over the coming months.
                                                                    /s/ Yasushi Suzuki
  The Fund will continue to maintain a                              Yasushi Suzuki
relatively high exposure to the global                              President
economy. Industry sectors that are
sensitive to the international economy,
including Automobiles, Electronics and
Commodities,







------------------------------------------------------------------------------

                       SHAREHOLDERS ACCOUNT INFORMATION

  Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               INTERNET WEBSITE

  NAM-U.S.A. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund. The
Internet web address is www.nomura.com. We invite you to view the Internet website.

------------------------------------------------------------------------------

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3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 5




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
                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                   FUND HIGHLIGHTS--AUGUST 31, 2003

                                                             (Unaudited)

KEY STATISTICS
     Net Assets...........................................................................   $121,718,414
     Net Asset Value per Share............................................................          $7.68
     Closing NYSE Market Price............................................................          $9.04
     Percentage Change in Net Asset Value per Share*+ ....................................          33.8%
     Percentage Change in NYSE Market Price*+ ............................................          41.7%

MARKET INDICES
     Percentage change in market indices:*
                                                                                               YEN             U.S.$
                                                                                               ---             -----
     TOPIX................................................................................     22.4%           24.0%
     Nikkei Average.......................................................................     23.7%           25.3%
     JASDAQ...............................................................................     43.9%           45.7%
     OTC..................................................................................     29.0%           30.7%

     *From March 1, 2003 through August 31, 2003.
     +Reflects the percentage change in share price.

ASSET ALLOCATION
     Japanese Equities
       OTC Stocks.........................................................................              55.1%
       Other Smaller Capitalization Stocks................................................              31.2
       TSE First Section Stocks...........................................................              12.3
     Cash and Cash Equivalents............................................................              0.3
                                                                                                    ----------
       Total Investments..................................................................             98.9
     Other Assets less Liabilities, Net...................................................              1.1
                                                                                                    ----------
       Net Assets.........................................................................             100.0%
                                                                                                    ==========

INDUSTRY DIVERSIFICATION
                                                % of                                                                      % of
                                             Net Assets                                                                Net Assets
                                             ----------                                                                ----------
Retail.........................................  14.4             Machinery and Machine Tools.....................         4.2
Chemicals and Pharmaceuticals..................  12.7             Food Manufacturing..............................         3.9
Services.......................................  11.9             Electric........................................         3.5
Miscellaneous Manufacturing....................  10.9             Textiles and Apparel............................         1.8
Electronics....................................  10.6             Restaurants.....................................         1.7
Information and Software.......................  10.2             Real Estate and Warehouse.......................         1.3
Wholesale......................................   5.9             Banks and Finance...............................         0.7
Automotive Equipment and Parts.................   4.8             Telecommunications..............................         0.1


                                            TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
                                                                                                            Market       % of
Security                                                                                                    Value      Net Assets
--------                                                                                                    -----      ----------
Yahoo Japan Corp. .....................................................................................  $5,747,891        4.7
C. Uyemura & Co., Ltd. ................................................................................   3,674,990        3.0
Kuroda Electric Co., Ltd. .............................................................................   3,097,443        2.5
T & K Toka Co., Ltd. ..................................................................................   2,893,305        2.4
THK Co., Ltd. .........................................................................................   2,410,160        2.0
Chiyoda Co., Ltd. .....................................................................................   2,349,467        1.9
Exedy Corporation......................................................................................   2,337,219        1.9
Hakuto Co.,Ltd. .......................................................................................   2,300,349        1.9
Nitori Co., Ltd. ......................................................................................   2,235,970        1.9
Arisawa Manufacturing Co., Ltd. .......................................................................   2,112,451        1.8

3671 Japan Semi Annual.qxd 10/28/03  11:24 AM   Page 6





                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                       SCHEDULE OF INVESTMENTS

                                                           AUGUST 31, 2003

                                                             (Unaudited)
                                                                                                                           % of
                                                                                                           Market          Net
                                                                            Shares           Cost           Value         Assets
                                                                            ------           ----           -----         ------
EQUITY SECURITIES
Automotive Equipment and Parts
Exedy Corporation..................................................         202,400     $  1,703,184    $  2,337,219        1.9
  Automobile clutches
Musashi Seimitsu Industry Co., Ltd. ...............................          73,000        1,358,184       1,657,172        1.4
  Ball joints, camshafts and gears
Nippon Cable Systems Inc. .........................................         187,300        1,698,791       1,843,558        1.5
                                                                                        ------------    ------------     ------
  Control cables
Total Automotive Equipment and Parts...............................                        4,760,159       5,837,949        4.8
                                                                                        ------------    ------------     ------

Banks and Finance
Aiful Corporation..................................................          17,050        1,440,881         952,294        0.7
                                                                                        ------------    ------------     ------
  Consumer loans

Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd. ...................................          63,230          990,131       2,112,451        1.8
  Glassfibers and insulating resins
C. Uyemura & Co., Ltd. ............................................         143,000        2,365,695       3,674,990        3.0
  Chemicals
FP Corporation.....................................................          93,500        1,788,904       1,257,506        1.0
  Polystyrene and other synthetic resin foodware
Konishi Co., Ltd. .................................................         103,500        1,131,121         875,984        0.7
  Adhesives and construction sealants
Mandom Corporation.................................................          69,000          962,431       1,282,649        1.1
  Cosmetic products
Matsumoto Yushi-Seiyaku Co., Ltd. .................................          68,000        1,318,945       1,135,906        0.9
  Analgesic anti-inflammatory agents
Milbon Co., Ltd. ..................................................          51,260        1,526,033         992,398        0.8
  Hair-care products for beauty salons
Shizuokagas Co., Ltd. .............................................         366,000        1,024,377       1,188,281        1.0
  Natural gas supplier
T & K Toka Co., Ltd. ..............................................          87,500        2,225,243       2,893,305        2.4
  Ink for printing
                                                                                        ------------    ------------     ------
Total Chemicals and Pharmaceuticals................................                       13,332,880      15,413,470       12.7
                                                                                        ------------    ------------     ------

Electric
Citizen Electronics Co., Ltd. .....................................          27,900        1,277,286       1,849,882        1.5
  Electric parts
Eneserve Corporation...............................................          28,000          688,269         985,823        0.8
  Electric generation system for supermarkets
Mirai Industry Co., Ltd. ..........................................         261,000        2,586,427       1,408,575        1.2
                                                                                        ------------    ------------     ------
  Plastic molded electric materials
Total Electric.....................................................                        4,551,982       4,244,280        3.5
                                                                                        ------------    ------------     ------

                                                                       See notes to financial statements

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 7


                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                 SCHEDULE OF INVESTMENTS--Continued

                                                           AUGUST 31, 2003

                                                             (Unaudited)

                                                                                                                         % of
                                                                                                         Market           Net
                                                                      Shares           Cost              Value          Assets
                                                                      ------           ----              ------         ------
Electronics
Chiyoda Integre Co., Ltd. .....................................       91,100     $   1,040,496        $  1,857,352        1.5
  Electronic components
Cosel Co., Ltd. ...............................................       76,500         1,986,521           1,736,626        1.4
  Electrical machinery
Dainippon Screen Mfg. Co., Ltd.+ ..............................      287,000         1,116,079           1,792,290        1.6
  Electronic components
Fuji Electric Industry Co., Ltd. ..............................       93,000           993,449             386,388        0.3
  Electronic parts
Fukuda Denshi Co. .............................................       39,000           961,762             861,952        0.7
  Medical electronic equipment
Kuroda Electric Co., Ltd. .....................................      101,000         1,429,964           3,097,443        2.5
  Materials and components
Nagano Keiki Co., Ltd. ........................................          279             4,785               4,324        0.0
  Measuring instruments
Toshiba Tec Corp. .............................................      280,000         1,126,847           1,199,298        1.0
  Electronic equipment manufacturing
UMC Japan + ...................................................        1,466         2,670,710           1,984,221        1.6
                                                                                 -------------        ------------      -----
  Semiconductor memory chips
Total Electronics..............................................                     11,330,613          12,919,894       10.6
                                                                                 -------------        ------------      -----
Food Manufacturing
Arcs Co., Ltd. ................................................      125,400         1,606,660           1,025,888        0.8
  Supermarket chain
Ariake Japan Co., Ltd. ........................................       35,530           739,366             955,705        0.8
  Natural seasonings
Kakiyasu Honten Co., Ltd. .....................................       62,000           674,732             860,410        0.7
  Processed meat products, fresh meats, and side dishes
Ozeki Co., Ltd. ...............................................       12,000         1,132,929             322,782        0.3
  Supermarket chain
Plenus Co., Ltd. ..............................................       45,360         1,083,852             911,202        0.8
  Japanese lunch-boxes
Q'sai Co., Ltd. ...............................................      120,000           474,013             629,117        0.5
                                                                                 -------------        ------------      -----
  Frozen and processed foods and juice drinks
Total Food Manufacturing ......................................                      5,711,552           4,705,104        3.9
                                                                                 -------------        ------------      -----
Information and Software
Argo Graphics Inc. ............................................       36,000           896,182             678,460        0.6
  Computer aided design software
CAC Corp. .....................................................      132,100         1,495,499             889,456        0.7
  Information technology services

                                                See notes to financial statements


3671 Japan Semi Annual.qxd 10/28/03 11:24 AM  Page 8




                                             JAPAN SMALLER CAPITALIZATION FUND, INC.

                                               SCHEDULE OF INVESTMENTS--Continued

                                                         AUGUST 31, 2003

                                                           (Unaudited)


                                                                                                                         % of
                                                                                                         Market           Net
                                                                      Shares           Cost              Value          Assets
                                                                      ------           ----              ------         ------
Index Corporation .............................................          284     $     395,185        $    934,219        0.8
  Cellular phone, internet content
Jastec Co., Ltd. ..............................................       47,000           631,062             791,151        0.7
  Business application software
Konami Computer Entertainment Tokyo, Inc. .....................       82,960           871,645           1,058,898        0.9
  Video games software
Trend Micro Inc.+ .............................................       19,500         1,488,481             392,556        0.3
  Computer software, anti-virus server
Works Applications Co., Ltd.+ .................................          280         1,097,341           1,858,911        1.5
  Software development
Yahoo Japan Corp.+ ............................................          318         6,887,252           5,747,891        4.7
                                                                                 -------------        ------------      -----
  Internet services
Total Information and Software ................................                     13,762,647          12,351,542       10.2
                                                                                 -------------        ------------      -----

Machinery and Machine Tools
Disco Corp. ...................................................       25,400         1,511,243           1,272,883        1.0
  Dicing saws for semiconductors
THK Co., Ltd. .................................................      132,400         4,015,427           2,410,160        2.0
  Linear motion systems for industrial machines
Yushin Precision Equipment Co., Ltd. ..........................       57,800         2,342,621           1,482,940        1.2
                                                                                 -------------        ------------      -----
  Injection molding related machinery
Total Machinery and Machine Tools..............................                      7,869,291           5,165,983        4.2
                                                                                 -------------        ------------      -----

Miscellaneous Manufacturing
Central Glass Co., Ltd. .......................................      297,000         1,565,509           1,880,182        1.5
  Glass products
Eidai Kako Co., Ltd. ..........................................      139,000         1,042,977             422,710        0.4
  Synthetic resin processed products
Fuji Seal, Inc. ...............................................       29,550           542,645             891,044        0.7
  Packing materials
Fujimi Inc. ...................................................       62,500         1,625,209           1,836,424        1.5
  Polishing materials for silicone wafers
Hoden Seimitsu Kako Kenkyusho Co., Ltd. .......................       62,000         1,015,688             387,716        0.3
  Aluminum extruding molds
Mani, Inc. ....................................................       66,200           962,882           1,071,812        0.9
  Medical goods and equipment
Maruko Co., Ltd. ..............................................       94,800         1,127,947             686,221        0.6
  Intimate apparel
Mizuno Corporation.............................................      324,000         1,087,651           1,126,860        0.9
  Sporting goods
Nichiha Corporation............................................      194,600         1,739,791           1,958,753        1.6
  Ceramic exterior walls and fiber boards

                                                  See notes to financial statements

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 9




                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                 SCHEDULE OF INVESTMENTS--Continued

                                                           AUGUST 31, 2003

                                                             (Unaudited)

                                                                                                                         % of
                                                                                                         Market           Net
                                                                      Shares           Cost              Value          Assets
                                                                      ------           ----              ------         ------
Nippon Kodoshi Corp. ..........................................      188,000     $   2,839,396        $  1,307,714        1.1
  Paper for electric insulation
SK Kaken Co., Ltd. ............................................       11,000           339,559             348,653        0.3
  Paints
Suruga Co., Ltd. ..............................................       83,600         1,270,192           1,310,558        1.1
                                                                                 -------------        ------------      -----
  Daily necessities, novelties and promotional items
Total Miscellaneous Manufacturing..............................                     15,159,446          13,228,647       10.9
                                                                                 -------------        ------------      -----

Real Estate and Warehouse
Nippon Kanzai Co., Ltd. .......................................       75,580         1,103,449           1,030,739        0.8
  Comprehensive building maintenance
Recrm Research Co., Ltd.+ .....................................          945         1,172,071             598,240        0.5
                                                                                 -------------        ------------      -----
  Building management
Total Real Estate and Warehouse................................                      2,275,520           1,628,979        1.3
                                                                                 -------------        ------------      -----

Restaurants
Saint Marc Co., Ltd. ..........................................       34,700           961,983           1,040,391        0.8
  Restaurants and bakery shop chain
Watami Food Service Co., Ltd. .................................      159,350         2,489,530           1,070,205        0.9
                                                                                 -------------        ------------      -----
  Restaurant chain
Total Restaurants..............................................                      3,451,513           2,110,596        1.7
                                                                                 -------------        ------------      -----

Retail
Cawachi Limited................................................       22,400         1,241,833           1,550,452        1.3
  Drug store chain
Chiyoda Co., Ltd. .............................................      288,700         2,005,640           2,349,467        1.9
  Specialty store chain
Edion Corporation..............................................      206,000         1,006,273           1,180,571        1.0
  Consumer electronics
Kyoto Kimono Yuzen Co., Ltd. ..................................          491         1,664,707             980,023        0.8
  Japanese traditional kimonos
Nissen Co., Ltd. ..............................................       83,600           350,876           1,475,273        1.2
  Mail-order business
Nitori Co., Ltd. ..............................................       41,300         1,599,142           2,235,970        1.9
  Home furnishings
Otsuka Kagu, Ltd. .............................................       55,900         2,237,581           1,336,026        1.1
  Furniture
Prime Network Inc. ............................................          440         1,037,807             757,613        0.6
  TV shopping business
Toys R Us-Japan, Ltd. .........................................      150,500         4,069,478           1,933,867        1.6
  Toy chain stores


                                                  See notes to financial statements

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 10



                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                 SCHEDULE OF INVESTMENTS--Continued

                                                           AUGUST 31, 2003


                                                                                                                         % of
                                                                                                         Market           Net
                                                                      Shares           Cost              Value          Assets
                                                                      ------           ----              ------         ------
Uoriki Co., Ltd. ..............................................      208,400    $    1,422,799       $   1,865,576        1.5
  Fresh fish and sushi stores
USS Co., Ltd. .................................................       31,300           703,008           1,807,187        1.5
                                                                                 -------------        ------------      -----
  Automobile auction
Total Retail...................................................                     17,339,144          17,472,025       14.4
                                                                                 -------------        ------------      -----

Services
Alps Logistics Co., Ltd. ......................................       84,000           515,309           1,144,130        0.9
  Transportation
Bellsystem 24, Inc. ...........................................        3,100         1,015,540             617,424        0.5
  Telemarketing
E-System Corporation + ........................................        1,260         1,251,298           1,284,448        1.1
  Consulting services
Fullcast Co., Ltd. ............................................          198           970,096           1,314,516        1.1
  Human resources
Leoc Japan Co., Ltd. ..........................................      157,000         3,331,323             342,956        0.3
  Nursing home caterer
Nichii Gakkan Company..........................................       29,600         1,434,734           1,554,358        1.3
  Hospital administration services
Nissin Healthcare Food Service Co., Ltd. ......................       86,400         1,601,713           1,643,106        1.3
  Nursing home caterer
Pasona Inc.+ ..................................................          265           704,397             889,879        0.7
  Human resources
Toei Animation Co., Ltd. ......................................       17,300           902,021             978,113        0.8
  Animated cartoon movies production
Tohokushinsha Film Corp. ......................................       59,300           624,843             949,938        0.8
  Produces tv programs, movies and commercial films
Toppan Forms Co., Ltd. ........................................      105,200         1,113,807           1,149,013        0.9
  Commercial printing
Tow Co., Ltd. .................................................      226,720         1,403,612           1,320,680        1.1
  Entertainment
Weathernews Inc. ..............................................      147,300         1,816,185           1,340,066        1.1
                                                                                 -------------        ------------      -----
  Custom weather forecasting services
Total Services.................................................                     16,684,878          14,528,627       11.9
                                                                                 -------------        ------------      -----

Telecommunications
Nippon Antenna Co., Ltd. ......................................       12,000           185,074              92,517        0.1
                                                                                 -------------        ------------      -----
  Communication related equipment




                                                  See notes to financial statements

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 11




                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                 SCHEDULE OF INVESTMENTS--Continued

                                                           AUGUST 31, 2003

                                                             (Unaudited)
                                                                                                                         % of
                                                                                                         Market           Net
                                                                      Shares           Cost              Value          Assets
                                                                      ------           ----              ------         ------
Textiles and Apparel
United Arrows Limited..........................................       53,800    $      972,762       $   1,728,273        1.4
  Casual clothes
Workman Co., Ltd. .............................................       31,600           499,486             517,034        0.4
                                                                                 -------------        ------------      -----
  Uniforms
Total Textiles and Apparel.....................................                      1,472,248           2,245,307        1.8
                                                                                 -------------        ------------      -----

Wholesale
ArcLand Sakamoto Co., Ltd. ....................................      125,400         1,502,668           1,332,043        1.1
  Home appliances
Hakudo Co., Ltd. ..............................................      115,000           555,909             847,218        0.7
  Metal products
Hakuto Co., Ltd. ..............................................      177,600         1,916,241           2,300,349        1.9
  Electric parts
Kato Sangyo Co., Ltd. .........................................      147,000           931,837           1,246,670        1.0
  Processed foods
Paltac Corporation.............................................       85,000           701,892             917,463        0.8
  Cosmetics, toiletries, and other consumer goods
Toba, Inc. ....................................................       67,000         1,015,391             497,040        0.4
                                                                                 -------------        ------------      -----
  Trading company for control systems
Total Wholesale................................................                      6,623,938           7,140,783        5.9
                                                                                 -------------        ------------      -----
TOTAL INVESTMENTS IN EQUITY SECURITIES.........................                    125,951,766         120,037,997       98.6
                                                                                 -------------        ------------      -----




                                                  See notes to financial statements

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 12




                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                 SCHEDULE OF INVESTMENTS--Continued

                                                           AUGUST 31, 2003

                                                             (Unaudited)

                                                                                                                         % of
                                                                    Principal                           Market            Net
                                                                      Amount              Cost          Value            Assets
                                                                      ------              ----          -----            ------
INVESTMENTS IN FOREIGN CURRENCY
Hong Kong Shanghai Bank-Tokyo
  Non-interest bearing account.................................   JPY 39,989,895    $    342,570     $    342,570          0.3
                                                                                    ------------     ------------        -----
TOTAL INVESTMENTS IN FOREIGN CURRENCY..........................                          342,570          342,570          0.3
                                                                                    ------------     ------------        -----
TOTAL INVESTMENTS..............................................                      126,294,336      120,380,567         98.9
                                                                                    ------------     ------------        -----
OTHER ASSETS LESS LIABILITIES, NET.............................                        1,332,890        1,337,847          1.1
                                                                                    ------------     ------------        -----
NET ASSETS.....................................................                     $127,627,226     $121,718,414        100.0
                                                                                    ============     ============        =====

+ Non-income producing security.



                                 Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2003.

                                            Japanese Yen JPY         (Y) 116.735 = $1.00

                                                  See notes to financial statements

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 13




                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                STATEMENT OF ASSETS AND LIABILITIES

                                                          AUGUST 31, 2003

                                                            (Unaudited)

ASSETS:
    Investments in securities, at market value (cost--$125,951,766)....................................          $120,037,997
    Investments in foreign currency, at market value (cost--$342,570)..................................               342,570
    Receivable for investments sold....................................................................               654,686
    Receivable for dividends and interest, net of withholding taxes....................................               147,057
    Prepaid expenses...................................................................................                11,562
    Cash...............................................................................................             1,254,095
                                                                                                                 ------------
              Total Assets.............................................................................           122,447,967
                                                                                                                 ------------


LIABILITIES:
    Payable for investments purchased..................................................................               421,785
    Accrued management fee.............................................................................                94,124
    Other accrued expenses.............................................................................               213,644
                                                                                                                 ------------
              Total Liabilities........................................................................               729,553
                                                                                                                 ------------


NET ASSETS:
    Capital stock (par value of 15,846,384 shares of capital stock outstanding, authorized
      100,000,000, par value $0.10 each)...............................................................             1,584,638
    Paid-in capital....................................................................................           167,555,482
    Accumulated net realized loss on investments and foreign currency transactions.....................           (41,420,734)
    Unrealized net depreciation on investments and foreign exchange....................................            (5,908,813)
    Accumulated net investment loss....................................................................               (92,159)
                                                                                                                 ------------
              Net Assets...............................................................................          $121,718,414
                                                                                                                 ------------
    Net asset value per share..........................................................................                 $7.68
                                                                                                                 ============









                                                 See notes to financial statements

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 14





                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                      STATEMENT OF OPERATIONS

                                              FOR THE SIX MONTHS ENDED AUGUST 31, 2003

                                                            (Unaudited)

INCOME:
Dividend income (less $73,155 withholding taxes)...............................                $730,134
Interest income................................................................                   2,600
                                                                                               --------
          Total Income.........................................................                                   $   732,734
                                                                                                                 ------------



EXPENSES:
Management fee.................................................................                 529,001
Custodian fees.................................................................                  92,000
Legal fees.....................................................................                  72,808
Auditing and tax reporting fees................................................                  35,944
Directors' fees and expenses...................................................                  25,240
Shareholder reports............................................................                  22,632
Registration fees..............................................................                  17,644
Annual meeting expenses........................................................                  11,592
Transfer agency fees...........................................................                  10,120
Miscellaneous..................................................................                   4,968
Insurance......................................................................                   2,944
                                                                                               --------
          Total Expenses.......................................................                                       824,893
                                                                                                                  ------------
INVESTMENT LOSS--NET...........................................................                                       (92,159)
                                                                                                                  ------------


REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain/(loss) on investments and foreign currency transactions:
Net realized loss on investments...............................................                                    (8,322,872)
Net realized loss on foreign exchange..........................................                                    (1,871,230)
                                                                                                                  ------------
Net realized loss on investments and foreign exchange..........................                                   (10,194,102)
Change in net unrealized appreciation on translation of foreign currency
and other assets and liabilities denominated in foreign currency...............                                     3,301,121
Change in net unrealized appreciation on investments...........................                                    37,773,955
                                                                                                                  ------------
Net realized and unrealized gain on investments and foreign exchange...........                                    30,880,974
                                                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                   $30,788,815
                                                                                                                  ============





                                                 See notes to financial statements

3671 Japan Semi Annual.qxd  10/28/03 11:24 AM Page 15





                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                 STATEMENT OF CHANGES IN NET ASSETS



                                                                                                 For the Six
                                                                                                 Months Ended        For the Year
                                                                                                August 31, 2003          Ended
                                                                                                  (Unaudited)      February 28, 2003
                                                                                                  -----------      -----------------
FROM INVESTMENT ACTIVITIES:
    Net investment loss...................................................................       $   (92,159)         $  (772,617)
    Net realized loss on investments......................................................        (8,322,872)          (5,991,125)
    Net realized gain/(loss) on foreign exchange..........................................        (1,871,230)              18,060
    Change in net unrealized appreciation on investments and
      foreign exchange....................................................................        41,075,076            4,859,812
                                                                                                -------------         ------------
    Increase/(decrease) in net assets derived from investment activities..................        30,788,815           (1,885,870)
                                                                                                -------------         ------------


NETASSETS:
    Beginning of period...................................................................        90,929,599           92,815,469
                                                                                                -------------         ------------
    End of period.........................................................................      $121,718,414          $90,929,599
                                                                                                =============         ============










                                                  See notes to financial statements

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM  Page 16



                                                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  Significant Accounting Policies                        was 60 days or less, or by amortizing their value on
                                                           the 61st day prior to maturity if their term to maturity
  Japan Smaller Capitalization Fund, Inc. (the             at the date of purchase exceeded 60 days. Securi-
"Fund") is registered under the Investment Company         ties and other assets for which market quotations
Act of 1940 as a non-diversified, closed-end man-          are not readily available are valued at fair value as
agement investment company. The Fund was incor-            determined in good faith by or under the direction of
porated in Maryland on January 25, 1990 and in-            the Board of Directors of the Fund.
vestment operations commenced on March 21,
1990. The Fund issued to its shareholders of record          (b) Foreign Currency Transactions -- Transactions
as of the close of business on October 25, 1999 non-       denominated in Japanese yen are recorded in the
transferable Rights to subscribe for up to an aggre-       Fund's records at the current prevailing rate at the
gate of 3,804,940 shares of Common Stock of the            time of the transaction. Asset and liability accounts
Fund at a rate of one share of Common Stock for            that are denominated in Yen are adjusted to reflect
three Rights held ("Primary Subscription"). The Fund       the current exchange rate at the end of the period.
had the ability to increase the number of shares sub-      Transaction gains or losses resulting from changes in
scribed for in this offering by up to 25% of the Pri-      the exchange rate during the reporting period or
mary Subscription, or an additional 951,235 shares,        upon settlement of foreign currency transactions are
to honor record date shareholder requests to pur-          included in operations for the current period.
chase more shares. During November 1999, the
Fund issued a total of 4,458,565 shares of Common            The net assets of the Fund are presented at the
Stock on exercise of such Rights at the subscription       exchange rate and market values at the end of the
price of $11.99 per share, compared to a net asset         period. The Fund isolates that portion of the change
value per share of $16.20 and a market value per           in unrealized appreciation (depreciation) included in
share of $12.6875. Additionally, a sales load of           the statement of operations arising as a result of
3.75% was charged to each share issued. Right of-          changes in Yen rates at August 31, 2003 on invest-
fering costs of approximately $546,000 and the sales       ments and other assets and liabilities. Net realized
load were charged directly against the proceeds of         foreign exchange gains or losses includes gains or
the Rights Offering. The following is a summary of         losses arising from sales of portfolio securities, sales
significant accounting policies followed by the Fund.      and maturities of short-term securities, currency
                                                           gains or losses realized between the trade and set-
  (a) Valuation of Securities--Investments traded in       tlement dates on securities transactions, the differ-
the over-the-counter market are valued at the last re-     ence between the amounts of dividends, interest,
ported sales price as of the close of business on the      and foreign withholding taxes recorded on the
day the securities are being valued or, if none is         Fund's books, and the U.S. dollar equivalent of the
available, at the mean of the bid and offer price at the   amounts actually received or paid.
close of business on such day or, if none is available,
the last reported sales price. Portfolio securities          (c) Security Transactions, Investment Income and
which are traded on stock exchanges are valued at          Distributions to Shareholders--Security transactions
the last sales price on the principal market on which      are accounted for on the trade date.  Dividend
securities are traded or lacking any sales, at the last    income and distributions are recorded on the ex-
available bid price. Short-term debt securities which      dividend date and interest income is recorded on the
mature in 60 days or less are valued at amortized          accrual basis. Realized gains and losses on the sale
cost if their original maturity at the date of purchase    of investments are calculated on the identified cost
                                                           basis.

3671 Japan  Semi  Annual.qxd  10/28/03  11:24 AM  Page 17





                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                        NOTES TO FINANCIAL STATEMENTS (Unaudited)--Continued

  Distributions from net investment income and net           (g) Concentration of Risk-- A significant portion of
realized gains are determined in accordance with           the Fund's net assets consists of Japanese securi-
Federal income tax regulations, which may differ           ties which involve certain considerations and risks
from generally accepted accounting principles. To          not typically associated with investments in the
the extent these "book/tax" differences are perma-         United States. In addition to the smaller size, and
nent in nature (i.e., that they result from other than     greater volatility, there is often substantially less pub-
timing of recognition--"temporary"), such accounts         licly available information about Japanese issuers
are reclassified within the capital accounts based on      than there is about U.S. issuers. Future economic
their Federal tax-basis treatment; temporary differ-       and political developments in Japan could adversely
ences do not require reclassification. Dividends and       affect the value of securities in which the Fund is in-
distributions which exceed net realized gains for fi-      vested. Further, the Fund may be exposed to cur-
nancial reporting purposes, but not for tax purposes,      rency devaluation and other exchange rate fluctua-
are reported as distributions in excess of net realized    tions.
gains.
                                                             (h) Indemnifications--Under the Fund's organiza-
  (d) Income Taxes -- A provision for United States        tional documents its officers and directors are in-
income taxes has not been made since it is the in-         demnified against certain liabilities arising from the
tention of the Fund to qualify as a regulated invest-      performance of their duties to the Fund. Additionally,
ment company under the Internal Revenue Code and           in the normal course of business, the Fund enters
to distribute within the allowable time limit all          into contracts that contain a variety of representa-
taxable income to its shareholders.                        tions which provide general indemnifications. The
                                                           Fund's maximum exposure under these agreements
  Under Japanese tax laws, a withholding tax is im-        is unknown as this would involve future claims that
posed on dividends at a rate of 15% and on interest        may be made against the Fund that have not yet oc-
at a rate of 10% and such withholding taxes are re-        curred. However, based on experience, the Fund ex-
flected as a reduction of the related revenue. There       pects the risk of loss to be remote.
is no withholding tax on realized gains.

  (e) Capital Account Reclassification -- For the
year ended February 28, 2003, the Fund's accumulated       2. Management Agreement and
net realized loss was increased by $44,279 and paid        Transactions With Affiliated Persons
in capital was decreased by $798,103, with an off-
setting decrease in accumulated net investment loss          Nomura Asset Management U.S.A. Inc. (the "Man-
of $842,382. This adjustment was primarily the result      ager") acts as the manager of the Fund pursuant to
of the reclassification of foreign currency gains and      a management agreement. Under the agreement,
reclassification of the net operating loss.                the Manager provides all office space, facilities and
                                                           personnel necessary to perform its duties. Pursuant
  (f) Use of Estimates in Financial Statement Prepa-       to such management agreement, the Manager has
ration -- The preparation of financial statements in       retained its parent company, Nomura Asset Manage-
accordance with generally accepted accounting              ment Co., Ltd. (the "Investment Adviser"), to act as
principles requires management to make estimates           investment adviser for the Fund.
and assumptions that affect the reported amounts
and disclosures in the financial statements. Actual          As compensation for its services to the Fund, the
results could differ from these estimates.                 Manager receives a monthly fee at the annual rate of


3671 Japan  Semi  Annual.qxd  10/28/03  11:24 AM  Page 18




                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                        NOTES TO FINANCIAL STATEMENTS (Unaudited)--Continued

1.10% of the value of the Fund's average weekly net        annual fee of $5,000 plus $500 per meeting
assets not in excess of $50 million, 1.00% of the          attended, together with such Director's actual
Fund's average weekly net assets in excess of $50          expenses related to attendance at meetings. Such
million but not exceeding $100 million, .90% of the        fees and expenses for unaffiliated Directors
Fund's average weekly net assets in excess of $100         aggregated $25,240 for the six months ended
million but not in excess of $175 million and .80% of      August 31, 2003.
the Fund's average weekly net assets in excess of
$175 million. For services performed under the In-         3. Purchases and Sales of Investments
vestment Advisory Agreement, the Investment Ad-
viser receives a monthly fee from the Manager at the         Purchases and sales of investments, exclusive of
annual rate of .50% of the Fund's average weekly net       investments in foreign currencies and short-term se-
assets not in excess of $50 million, .45% of the           curities, for the six months ended August 31, 2003
Fund's average weekly net assets in excess of $50          were $15,003,395 and $15,997,986, respectively.
million but not in excess of $100 million, .40% of the
Fund's average weekly net assets in excess of $100           As of August 31, 2003, net unrealized depreciation
million but not in excess of $175 million and .35% of      on investments exclusive of investments in foreign
the Fund's average weekly net assets in excess of          currency and short-term securities for Federal in-
$175 million. Under the Management Agreement, the          come tax purposes was $5,913,769 of which
Fund paid or accrued fees to the Manager of                $20,242,147 related to appreciated securities and
$529,001 for the six months ended August 31, 2003.         $26,155,916  related to depreciated securities. The
Under the Investment Advisory Agreement, the Man-          aggregate cost of investments, exclusive of invest-
ager informed the Fund that the Investment Adviser         ments in foreign currencies and short-term securities
earned fees of $239,198 for the six months ended           of $342,570 at August 31, 2003 for Federal income
August 31, 2003. At August 31, 2003, the fee               tax purposes was $125,951,766. In accordance with
payable to the Manager, by the Fund, was $94,124.          U.S. Treasury regulations, the Fund elected to defer
                                                           $345,077 of net realized foreign currency losses and
  Certain Officers and/or Directors of the Fund            $1,945,147 of net realized capital losses arising after
are officers and/or directors of the Manager.              October 31, 2002. Such losses are treated for tax
Nomura Holdings, Inc. (the Manager's indirect par-         purposes as arising on March 1, 2003. The Fund has
ent) and affiliates earned $448 in commissions on          a capital loss carryforward as of February 28, 2003
the execution of portfolio security transactions for       of approximately $28,827,665 of which $22,683,799
the six months ended August 31, 2003. The Fund             expires February 28, 2010 and $6,143,866 expires
pays each Director not affiliated with the Manager an      February 28, 2011.

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 19




                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

                                              NOTES TO FINANCIAL STATEMENTS (Unaudited)--Continued

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share of common stock outstanding throughout the period.



                                                                                           For the Year Ended
                                                    For the Six    ----------------------------------------------------------------
                                                   Months ended              February 28,                February 29,  February 28,
                                                  August 31, 2003  ----------------------------------    ------------  ------------
                                                    (Unaudited)     2003        2002           2001            2000          1999
                                                    -----------                 ----           ----            ----          ----

Net asset value, beginning of period..............     $5.74       $5.86       $7.59          $16.39          $5.86         $4.85
                                                       -----       -----       -----          ------          -----         -----
Rights offering costs* ...........................        --          --          --              --          (0.16)           --
                                                       -----       -----       -----          ------          -----         -----
  Net investment loss @ ..........................     (0.01)      (0.05)      (0.06)          (0.09)         (0.11)        (0.04)
  Net realized and unrealized gain (loss)
    on investments and foreign currency...........      1.95       (0.07)      (1.59)          (7.89)         11.99          1.06
                                                       -----       -----       -----           ------         -----         -----
  Total from investment operations................      1.94       (0.12)      (1.65)          (7.98)         11.88          1.02
Distributions to shareholders from:
  Net realized capital gains......................        --          --       (0.08)          (0.82)            --            --
  Net investment income...........................        --          --          --              --             --         (0.01)
                                                       -----       -----       -----          ------          -----         -----
Total distributions...............................      0.00       (0.00)      (0.08)          (0.82)          0.00         (0.01)
Decrease in net asset value due to shares
  issued through rights offering* ................        --          --          --              --          (1.19)           --
                                                       -----       -----       -----           -----          -----         -----
Net asset value, end of period....................     $7.68       $5.74       $5.86           $7.59         $16.39         $5.86
                                                       =====       =====       =====           =====         ======         =====
Market value, end of period.......................     $9.04       $6.38       $5.53           $6.89         $11.00         $6.25
Total investment return+ .........................     41.7%       15.4%      (18.6%)         (31.1%)         76.0%          8.8%
Ratio to average net assets/supplemental data:
  Net assets, end of period (in 000)..............  $121,718     $90,930     $92,815        $120,275       $259,766       $66,740
  Operating expenses..............................     1.60%+      1.63%       1.58%           1.33%          1.33%         1.80%
  Net investment loss.............................    (0.18%)+    (0.75%)     (0.84%)         (0.76%)        (0.88%)       (0.82%)
  Portfolio turnover..............................       15%         28%         38%             78%            50%           35%

+Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
*Decrease is due to rights offering (see note 1).
+Annualized.
@Based on average shares outstanding.

3671 Japan Semi Annual.qxd 10/28/03 11:24 AM Page 20

                                                                          ========================================================
BOARD OF DIRECTORS

William G. Barker, Jr.
Yasushi Suzuki
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS

Yasushi Suzuki, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary

MANAGER

Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura.com

INVESTMENT ADVISOR                                                                                     JAPAN

Nomura Asset Management Co., Ltd.
1-12-1-Chome Nihonbashi, Chuo-ku,                                                               Smaller Capitalization
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR                                                    Fund, Inc.

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL

Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS                                                                           SEMI-ANNUAL REPORT

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036-2798                                                                      AUGUST 31, 2003

JAPAN SMALLER CAPITALIZATION FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936
------------------------------------------------------------------------
This Report, including the Financial Statements, is transmitted to the
Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of
Investments, have not been examined by the Fund's independent accountants, PricewaterhouseCoopers LLP, and accordingly, they express no opinion thereon.
                                                                          ========================================================

ITEM 2. CODE OF ETHICS
______________________________________________________________________________
Not applicable.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
______________________________________________________________________________
Not applicable.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
______________________________________________________________________________
Not applicable.


ITEMS 5-6.  [RESERVED]
______________________________________________________________________________



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
______________________________________________________________________________
Not applicable.


ITEM 8.  [RESERVED]
______________________________________________________________________________



ITEM 9.  CONTROLS AND PROCEDURES
______________________________________________________________________________



               (a) The registrant's principal executive officer and principal financial and accounting officer, after evaluating the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) as of a date within ninety days of the filing date of this Form N-CSR, have concluded that the registrant's disclosure controls and procedures are adequate and effective.

               (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, nor were there any significant deficiencies or material weaknesses in the registrant's internal controls. As a result, no corrective actions were required or undertaken.



ITEM 10.  EXHIBITS
______________________________________________________________________________
(a) Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(c) A separate certification for the principal executive officer of the registrant as required by 18 U.S.C. Section 1350, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached as Exhibit 99.906CERT

                                  SIGNATURES
                           ________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.


By: /s/ Yasushi Suzuki
-------------------------------------
Yasushi Suzuki, President



Date:    October 30, 2003
-------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-------------------------------------
Rita Chopra-Brathwaite, Treasurer


Date:    October 30, 2003
-------------------------------------